UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2025
 ____________________________________

WAFD, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654		91-1661606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

425 Pike Street	Seattle	Washington	98101
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	WAFD	NASDAQ Stock Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 4.875% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock	WAFDP	NASDAQ Stock Market

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  x

Item 2.02	Results of Operations and Financial Condition

On January 16, 2025, WaFd, Inc. (the "Company") announced by press release its earnings for the quarter ended December 31, 2024. A copy of the press release is attached to this filing as Exhibit 99.1. A copy of the December 31, 2024 Fact Sheet, which presents certain detailed financial information about the Company, is attached as Exhibit 99.2. This information is being furnished under Item 2.02 (Results of Operations and Financial Condition) of Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective January 16, 2025, Mr. James Endrizzi, Executive Vice President and Chief Commercial Banker of WaFd, Inc. and its banking subsidiary, WaFd Bank, will be transitioning to a new role as the Senior Vice President and Regional Director of Commercial Real Estate Banking for Utah and Idaho, where he will focus on commercial real estate lending in the Utah and Idaho regions. In connection with this change, Mr. Endrizzi will no longer sit on the Executive Management Committee of the Company and will no longer be an executive officer. Mr. Endrizzi’s duties as Chief Commercial Banker have been reassigned to other officers of the Bank.

In connection with Mr. Endrizzi’s change in duties, and pursuant to a Transition Agreement entered into by Mr. Endrizzi and the Company, he will no longer be a participant in the short-term or long-term incentive plans applicable to executive officers. Mr. Endrizzi will additionally forfeit his right to receive any bonus payout under the short-term incentive plan applicable to executive officers for fiscal 2025, and will forfeit unvested awards of 37,841 shares of restricted stock and performance shares granted under the Company’s 2020 Incentive Plan. Mr. Endrizzi’s Change in Control Agreement with the Company and his Indemnification Agreements with the Company and WaFd Bank have also been terminated. Mr. Endrizzi will remain a participant in the WaFd Bank Supplemental Executive Retirement Plan (“SERP”) and continue to hold the units previously awarded to him under the SERP, subject to the vesting and other requirements of the SERP. In connection with his new role, Mr. Endrizzi’s base salary will be adjusted to be consistent with other non-executives in similar positions at the Bank, and he will be entitled to participate in the same benefit programs as are available to other non-executives of the Company.

The foregoing description of the Transition Agreement is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

As described in the Company’s January 16, 2025 press release, the Company announced that its wholly owned banking subsidiary Washington Federal Bank (the “Bank”) will no longer originate single family mortgages and home equity lines of credit (“HELOCs”). The Bank will continue to hold its existing single family mortgages and HELOCs. The information set forth in this Item 7.01 and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

10.1	Transition Agreement and General Release
99.1	Press release dated January 16, 2025
99.2	Fact Sheet as of December 31, 2024

Important Cautionary Statements
The foregoing information should be read in conjunction with the financial statements, notes and other information contained in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

This press release contains statements about the Company’s future that are not statements of historical or current fact. These statements are “forward-looking statements” for purposes of applicable securities laws and are based on current information and/or management's good faith belief as to future events. Words such as “expects,” “anticipates,” “believes,” “estimates,” “intends,” “forecasts,” “may,” “potential,” “projects,” and other similar expressions or future or conditional verbs such as “will,” “should,” “would,” and “could” are intended to help identify such forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes any such statements are based on reasonable assumptions, forward-looking statements should not be read as a guarantee of future performance, and you are cautioned not to place undue reliance on any forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statement.

By their nature, forward-looking statements involve inherent risk and uncertainties including the following risks and uncertainties, and those risks and uncertainties more fully discussed under “Risk Factors” in the Company’s September 30, 2024 10-K, and Quarterly Reports on Form 10-Q which could cause actual performance to differ materially from that anticipated by any forward-looking statements. Forward-looking statements relating to our financial condition or operations are subject to risks and uncertainties related to (i) fluctuations in interest rate risk and market interest rates, including the effect on our net interest income and net interest margin; (ii) current and future economic conditions, including the effects of declines in the real estate market, high unemployment rates, inflationary pressures, a potential recession, the monetary policies of the Federal Reserve, and slowdowns in economic growth either nationally or locally in some or all of the areas in which we conduct business; (iii) financial stress on borrowers (consumers and businesses) as a result of higher interest rates or an uncertain economic environment; (iv) changes in deposit flows or loan demands; (v) our ability to identify and address cyber-security risks, including security breaches, "denial of service attacks," "hacking" and identity theft; (vi) the Company's exit from the mortgage lending business; (vii) the effects of natural or man-made disasters, calamities, or conflicts, including terrorist events and pandemics (such as the COVID-19 pandemic) and the resulting governmental and societal responses; (viii) the results of examinations by regulatory authorities, including a "Needs to Improve" CRA rating, which may impose restrictions or penalties on the Company's activities; (ix) expectations regarding key growth initiatives and strategic priorities; (x) global economic trends, including developments related to Ukraine and Russia, and the evolving conflict in the Middle East, and related negative financial impacts on our borrowers; (xi) litigation risks resulting in significant expenses, losses and reputational damage; (xii) the impact of bank failures or adverse developments at other banks and related negative press about regional banks and the banking industry in general; and (xiii) other economic, competitive, governmental, environmental, regulatory, and technological factors affecting our operations, pricing, products and services.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

January 17, 2024	WAFD, INC.

	By:	/s/ KELLI J. HOLZ
Kelli J. Holz
Executive Vice President and Chief Financial Officer

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